UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): September 30, 2006
REYNOLDS AMERICAN INC.
(Exact Name of Registrant as Specified in its Charter)

North Carolina	1-32258	20-0546644

(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)
401 North Main Street
Winston-Salem, North Carolina 27101
(Address of Principal Executive Offices) (Zip Code)
(336) 741-2000
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 3.03 Material Modification to Rights of Security Holders
Item 9.01 Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
EX-4.1 FIRST SUPPLEMENTAL INDENTURE DATED 9/30/06
EX-4.2 FIFTH SUPPLEMENTAL INDENTURE DATED 9/30/06
EX-4.3 SEVENTH SUPPLEMENTAL INDENTURE 9/30/06
EX-10.1 SUBSIDIARY ASSUMPTION AGREE. 9/30/06

Item 1.01 Entry into a Material Definitive Agreement
Supplemental Indentures
     On September 30, 2006, Reynolds American Inc. (“RAI”), certain direct and indirect wholly owned subsidiaries of RAI, and The Bank of New York Trust Company, N.A., as trustee, entered into a supplemental indenture to that certain Indenture dated May 31, 2006 (the “2006 Indenture”), among RAI, as issuer, certain direct and indirect wholly owned subsidiaries of RAI party thereto, as guarantors, and The Bank of New York Trust Company, N.A., as trustee, for the purpose of adding RAI’s direct and indirect wholly owned subsidiaries, R.J. Reynolds Tobacco Holdings, Inc. (“RJR”), R. J. Reynolds Global Products, Inc. (“GPI”), RJR Packaging, LLC (“RJR Packaging”) and Scott Tobacco LLC (“Scott”), as guarantors under the 2006 Indenture.
     On September 30, 2006, RJR, certain direct and indirect wholly owned subsidiaries of RJR, RAI and The Bank of New York Trust Company, N.A., as successor to The Bank of New York, as trustee, entered into a supplemental indenture to that certain Indenture, dated May 20, 2002 (as supplemented, the “2002 Indenture”), among RJR, as issuer, certain direct and indirect wholly owned subsidiaries of RJR party thereto, as well as RAI, as guarantors, and The Bank of New York Trust Company, N.A., as successor to The Bank of New York, as trustee, for the purpose of adding GPI and RJR Packaging as guarantors under the 2002 Indenture.
     On September 30, 2006, RJR, certain direct and indirect wholly owned subsidiaries of RJR, RAI and The Bank of New York Trust Company, N.A., as successor to The Bank of New York, as trustee, entered into a supplemental indenture to that certain Indenture, dated May 15, 1999 (as supplemented, the “1999 Indenture”), among RJR, as issuer, certain direct and indirect wholly owned subsidiaries of RJR party thereto, as well as RAI, as guarantors, and The Bank of New York Trust Company, N.A., as successor to The Bank of New York, as trustee, for the purpose of adding GPI and RJR Packaging as guarantors under the 1999 Indenture.
     The foregoing summary of the supplemental indentures is qualified in its entirety by reference to the full text of the supplemental indentures attached hereto as Exhibits 4.1, 4.2 and 4.3, incorporated by reference herein.
     In addition to serving as the trustee under the 1999 Indenture, the 2002 Indenture and the 2006 Indenture, The Bank of New York Trust Company, N.A., and its affiliates have in the past provided, and are currently providing, banking, trust and other services to RAI and its affiliates, including as participants in RAI’s credit facilities and as transfer agent for RAI’s common stock. From time to time, RAI or its affiliates may enter into other relationships with The Bank of New York Trust Company, N.A., or its affiliates.
Bank Credit Agreement
     On September 30, 2006, JPMorgan Chase Bank, N.A. (“JPMorgan”), as administrative agent, GPI, RJR Packaging and Scott entered into a Subsidiary Assumption and Joinder Agreement, for the purposes of adding GPI, RJR Packaging and Scott as guarantors of the obligations of RAI under its Fourth Amended and Restated Credit Agreement, dated May 31, 2006 (the “Bank Credit Agreement”), and pledging personal property assets of GPI, RJR Packaging and Scott to secure these obligations, as well as to secure the obligations of RAI and each of these RAI subsidiaries under the 2006 Indenture. Pursuant to the security documents relating to the Bank Credit Agreement, to which RJR was a party prior to September 30, 2006, upon RJR becoming a party to the 2006 Indenture as a guarantor, the stock of RJR’s wholly owned subsidiary, R. J. Reynolds Tobacco Company (“RJR Tobacco”), was automatically pledged for the purposes of securing RAI’s obligations under the Bank Credit Agreement as well as the obligations of RAI and RJR Tobacco under the 2006 Indenture. Prior to RJR becoming a party to the 2006 Indenture as a guarantor, the stock of RJR Tobacco was pledged by RJR to RAI to secure certain intercompany obligations of RJR to RAI. These intercompany obligations and security therefor had been assigned by RAI to JPMorgan as security for RAI’s obligations under the Bank Credit Agreement. At such time as RJR became a party to the 2006 Indenture as a guarantor, the stock of RJR Tobacco was automatically released as security for these intercompany obligations of RJR to RAI.
     JPMorgan and its affiliates have in the past provided, and are currently providing, commercial banking, investment banking and other services to RAI and its affiliates, including as participants in RAI’s credit facilities. From time to time, RAI or its affiliates may enter into other relationships with JPMorgan or its affiliates.

Item 3.03 Material Modification to Rights of Security Holders
     The information set forth in Item 1.01 with respect to the supplemental indentures to the 2002 Indenture and the 1999 Indenture of RJR under the heading “Supplemental Indentures” is incorporated herein by reference. RJR’s outstanding 6.500% Senior Secured Notes due 2007, 6.500% Senior Secured Notes due 2010, 7.250% Senior Secured Notes due 2012 and 7.300% Senior Secured Notes due 2015 were issued under the 2002 Indenture, and RJR’s outstanding 7.875% Senior Secured Notes due 2009 were issued under the 1999 Indenture.
Item 9.01 Financial Statements and Exhibits
(d)	Exhibits

Number	Exhibit

4.1	First Supplemental Indenture dated September 30, 2006, to Indenture dated May 31, 2006, among Reynolds American Inc. and certain of its subsidiaries as guarantors and The Bank of New York Trust Company, N.A., as successor to The Bank of New York, as trustee.

4.2	Fifth Supplemental Indenture dated September 30, 2006, to Indenture dated May 20, 2002, among R.J. Reynolds Tobacco Holdings, Inc., Reynolds American Inc. and certain subsidiaries of R.J. Reynolds Tobacco Holdings, Inc. as guarantors, and The Bank of New York Trust Company, N.A., as successor to The Bank of New York, as trustee, as amended.

4.3	Seventh Supplemental Indenture dated September 30, 2006, to Indenture dated May 15, 1999, among R.J. Reynolds Tobacco Holdings, Inc., Reynolds American Inc. and certain subsidiaries of R.J. Reynolds Tobacco Holdings, Inc. as guarantors, and The Bank of New York Trust Company, N.A., as successor to The Bank of New York, as trustee, as amended.

10.1	Subsidiary Assumption and Joinder Agreement dated as of September 30, 2006 among JPMorgan Chase Bank, N.A., as administrative agent, R. J. Reynolds Global Products, Inc., RJR Packaging, LLC and Scott Tobacco LLC.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: October 2, 2006

REYNOLDS AMERICAN INC.
By:		/s/ McDara P. Folan, III
	Name:	McDara P. Folan, III
	Title:	Senior Vice President, Deputy General Counsel and Secretary

EXHIBIT INDEX

Number	Exhibit

4.1	First Supplemental Indenture dated September 30, 2006, to Indenture dated May 31, 2006, among Reynolds American Inc. and certain of its subsidiaries as guarantors and The Bank of New York Trust Company, N.A., as successor to The Bank of New York, as trustee.

4.2	Fifth Supplemental Indenture dated September 30, 2006, to Indenture dated May 20, 2002, among R.J. Reynolds Tobacco Holdings, Inc., Reynolds American Inc. and certain subsidiaries of R.J. Reynolds Tobacco Holdings, Inc. as guarantors, and The Bank of New York Trust Company, N.A., as successor to The Bank of New York, as trustee, as amended.

4.3	Seventh Supplemental Indenture dated September 30, 2006, to Indenture dated May 15, 1999, among R.J. Reynolds Tobacco Holdings, Inc., Reynolds American Inc. and certain subsidiaries of R.J. Reynolds Tobacco Holdings, Inc. as guarantors, and The Bank of New York Trust Company, N.A., as successor to The Bank of New York, as trustee, as amended.

10.1	Subsidiary Assumption and Joinder Agreement dated as of September 30, 2006 among JPMorgan Chase Bank, N.A., as administrative agent, R. J. Reynolds Global Products, Inc., RJR Packaging, LLC and Scott Tobacco LLC.

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